UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2026

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K of Hawthorn Bancshares, Inc. (the “Company”) originally filed by the Company with the Securities and Exchange Commission on April 29, 2026 (the “Original Form 8-K”). The sole purpose of this Form 8-K/A is to correct certain information contained in Exhibit 99.1 to the Original Form 8-K related to the Company’s financial results, as described below. The information in this Form 8-K/A, including Exhibit 99.1 furnished herewith, amends and supersedes the Original Form 8-K, including Exhibit 99.1 furnished therewith, in its entirety.

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2026, the Company filed the Original Form 8-K to furnish a press release announcing its preliminary financial results for the quarter ended March 31, 2026. Subsequent to that release, and in connection with the Company’s normal quarter‑end close and review procedures, the Company identified an adjustment related to the recognition of a gain of $1.2 million associated with the sale and leaseback of property sold in March of 2026 for $1.9 million. The Company ultimately concluded certain contractual language constituted continuing involvement, thereby precluding the Company from applying sale-leaseback accounting as of March 31, 2026. The $1.9 million of proceeds will now be reflected as a financing obligation instead of a gain for the quarter ended March 31, 2026. As certain contractual obligations are resolved, the Company will re-evaluate the transaction under sale-leaseback accounting guidance and recognize any gain for the transaction in a future period when, and if, all such obligations are resolved.

As a result, certain financial results included in the previously furnished press release have been revised. The adjustments primarily resulted in a decrease to net income of $1.1 million and a decrease in earnings per share of $0.15 for the quarter ended March 31, 2026. The revised information is reflected in the revised press release furnished as Exhibit  99.1 to this Form 8‑K/A. The Company has also posted the revised press release to the Investor Relations section of its website.

The adjustments were identified and recorded prior to the Company’s issuance of its upcoming Form 10‑Q for the quarter ended March 31, 2026. The Company expects to include the revised financial information in its upcoming Form 10‑Q.

The information in this Item 2.02 and Exhibit  99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically stated otherwise.

Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K/A constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding the Company’s operations and financial results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on March 7, 2026, as well as other factors described from time to time in the Company's filings with the SEC. Such forward-looking statements are made only as of the date of this Form 8-K/A. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.
Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description

99.1	Revised Earnings Release of Hawthorn Bancshares, Inc. dated May 6, 2026 relating to its financial results for the first quarter ended March 31, 2026
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2026	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer

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